Exhibit (b3) (1 of 4)

                             SIXTH AMENDMENT TO THE
                             CAPITOL BANCORP LIMITED
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2000 adding the following participating employers at the end of the list contained:

     Name of                Type of               State of         Date of
     Employer               Entity                Organization     Participation
     --------               ------                ------------     -------------

     East Valley
     Community Bank         Banking Corp.         Arizona          01/01/2000

     Nevada Community
     Bancorp Limited        Holding Company       Nevada           01/01/2000


                                       CAPITOL BANCORP LIMITED

Dated: February 2, 2000                By: /s/ Joseph D. Reid
                                           ---------------------------------
                                           Joseph D. Reid
                                           Chairman and CEO


                                       EAST VALLEY COMMUNITY BANK

Dated: February 2, 2000                By: /s/ Rebecca M. Jackson
                                           ---------------------------------
                                           Its: President


                                       NEVADA COMMUNITY BANCORP LIMITED

Dated: February 7, 2000                By: /s/ Thomas C. Mangione
                                           ---------------------------------
                                           Its: Executive Vice President

                                                           Exhibit (b3) (2 of 4)

                            SEVENTH AMENDMENT TO THE
                             CAPITOL BANCORP LIMITED
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 2000 adding the following participating employers at the end of the list contained:


     Name of                Type of               State of         Date of
     Employer               Entity                Organization     Participation
     --------               ------                ------------     -------------

     Red Rock
     Community Bank         Banking Corp.         Nevada           07/01/2000

     Nevada Community
     Bancorp Limited        Banking Corp          Nevada           07/01/2000


                                       CAPITOL BANCORP LIMITED

Dated: June 19, 2000                   By: /s/ Joseph D. Reid
                                           ---------------------------------
                                           Joseph D. Reid
                                           Chairman and CEO


                                       RED ROCK COMMUNITY BANK

Dated: June 19, 2000                   By: /s/ Steven Mallory
                                           ---------------------------------
                                           Its: President


                                       DESERT COMMUNITY BANK

Dated: June 26, 2000                   By: /s/ James W. Howard
                                           ---------------------------------
                                           Its: President

                                                           Exhibit (b3) (3 of 4)

                             EIGTH AMENDMENT TO THE
                             CAPITOL BANCORP LIMITED
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 2000 adding the following participating employers at the end of the list contained:


     Name of                Type of               State of         Date of
     Employer               Entity                Organization     Participation
     --------               ------                ------------     -------------

     Elkhart
     Community Bank         Banking Corp.         Indiana          07/01/2000


                                       CAPITOL BANCORP LIMITED

Dated: June 27, 2000                   By: /s/ Joseph D. Reid
                                           ---------------------------------
                                           Joseph D. Reid
                                           Chairman and CEO


                                       ELKHART COMMUNITY BANK

Dated: June 22, 2000                   By: /s/ Steven L. Brown
                                           ---------------------------------
                                           Its:  President

                                                           Exhibit (b3) (4 of 4)

                             NINTH AMENDMENT TO THE
                             CAPITOL BANCORP LIMITED
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective September 21, 2000 adding the following participating employers at the end of the list contained:


     Name of                Type of               State of         Date of
     Employer               Entity                Organization     Participation
     --------               ------                ------------     -------------

     Arrowhead
     Community Bank         Banking Corp.         Arizona          09/21/2000


                                       CAPITOL BANCORP LIMITED

Dated: September 25, 2000              By: /s/ Joseph D. Reid
                                           ---------------------------------
                                           Joseph D. Reid
                                           Chairman and CEO


                                       ARROWHEAD COMMUNITY BANK

Dated: September 25, 2000              By: /s/ Arlene Kulzer
                                           ---------------------------------
                                           Its:  President